Exhibit 10.19

Our Ref No. WBG/08/1055(O)

15 August 2008

Atlantic Components Limited
Flat B24, 1/F., Block B,
Proficient Industrial Centre,
6 Wang Kwun Road,
Kowloon Bay, Kowloon.

Attention: Mr. Yang Chung Lun, Director

Dear Sirs,

SUPPLEMENTAL FACILITY LETTER

CITIC Ka Wah Bank Limited (the “Bank”) refer to the facility letter dated 3 December 2007 (Reference No. WBG/07/1681) (the “Facility Letter”) setting out the terms and conditions applicable to the banking facilities (the “Facilities”) to the Borrower specified below.

A.	BORROWER:

Atlantic Components Limited

B.	AMENDMENT TO THE FACILITY LETTER:

The Bank is pleased to inform you that the terms and conditions of the Facilities will be varied as follows.

FACILITIES CONDITIONS

Interest of Trade Finance: 0.375% per annum below Prime or 3.125% per annum over 1-month HIBOR, whichever is higher.

Interest of Overdraft: 0.125% per annum over Prime or 3.625% per annum over 1-month HIBOR, whichever is higher, payable monthly in arrears. Accrued interest, it not so paid, shall be capitalized as principle and bear interest accordingly.

The variations will take effect from 1 September 2008 and will amend the terms of the Facility Letter as set out above. In all other respects, the terms of the Facility Letter will remain in full force and effect.

This letter is governed by the laws of Hong Kong Special Administrative Region.

Please confirm your agreement to the terms and conditions of this letter by signing and returning to us the duplicate of this letter to Mr. Alex Cheung of our Commercial Banking at 9/F., Lippo Centre, Tower 1, 89 Queenway, Hong Kong by 5 September 2008.

1

CITIC KA WAH BANK LIMITED	232 Des Voeus Road Central, Hong Kong Cable: ‘KWABANK’ Telex: 74636 KWBNK HX SWIFT: ‘KWHKHKHH’
Fax: (852) 3603 4000 Tel:(852) 3603 6633

Our Ref No.	: WBG/08/1055(O)
Borrower	: Atlantic Components Limited

Should you have any queries please do feel free to contact our Mr. Alex Cheung at 3603 6220 or Mr. Jones Tsui at 3603 6209 at any time.

Yours faithfully,
For and on behalf of	For and on behalf of
CITIC Ka Wah Bank Limited	CITIC Ka Wah Bank Limited

Frankie Lam	Jones Tsui
Vice President	Vice President and Team Head
Credit Administration	Commercial Banking

FL/kl/sc

2

CITIC KA WAH BANK LIMITED	232 Des Voeus Road Central, Hong Kong Cable: ‘KWABANK’ Telex: 74636 KWBNK HX SWIFT: ‘KWHKHKHH’
Fax: (852) 3603 4000 Tel:(852) 3603 6633